UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6312 S Fiddler’s Green Circle, Suite 200 N Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 7, 2007, the Board of Directors of Red Robin Gourmet Burgers, Inc., (the ‘Registrant’) amended Article V.-Stock, of the Registrant’s Amended and Restated Bylaws. The Bylaws were amended, with conforming changes throughout, to provide for the issuance and transfer of shares of the Registrant’s common stock in uncertificated form in addition to certificated shares currently provided.  The Second Amended and Restated Bylaws are attached hereto as exhibit 3.2 and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description
3.2	Second Amended and Restated Bylaws of Red Robin Gourmet Burgers, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC., a Delaware corporation

By: /s/ Annita M. Menogan
Date: December 13, 2007	Chief Legal Officer